Exhibit 99.1

Certification Pursuant to 18 U.S.C. § 1350 (Section 906 of Sarbanes-Oxley Act of 2002)

Geokinetics Inc.

In connection with the Quarterly Report of Geokinetics Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Lynn A. Turner, President and Chief Operating Officer of the Company, and Thomas J. Concannon, Vice President and Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003

/s/ LYNN A. TURNER	/s/ THOMAS J. CONCANNON
Lynn A. Turner President and Chief Operating Officer	Thomas J. Concannon Vice President and Chief Financial Officer